Welcome Investor Day December 11, 2007 Exhibit 99.2

Dave Yost President & Chief Executive Officer

Comment Regarding Forward Looking Statements
This presentation may contain certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances.  Actual results may vary materially from the expectations contained in the forward-looking statements.  The following factors, among others, could cause actual results to differ materially from those described in any forward-looking statements: competitive pressures; the loss of one or more key customer or supplier relationships; customer defaults or insolvencies; changes in customer mix; supplier defaults or insolvencies; changes in pharmaceutical manufacturers' pricing and distribution policies or practices; adverse resolution of any contract or other disputes with customers (including departments and agencies of the U.S. Government) or suppliers;
regulatory changes (including increased government regulation of the pharmaceutical supply channel); government enforcement initiatives (including (i) the imposition of increased obligations upon pharmaceutical distributors to detect and prevent suspicious orders of controlled substances, (ii) the commencement of further administrative actions by the U. S.
Drug Enforcement Administration seeking to suspend or revoke the license of any of the Company’s distribution facilities to distribute controlled substances, (iii) the commencement of any enforcement actions by any U.S. Attorney alleging violation of  laws and regulations regarding diversion of controlled substances and suspicious order monitoring, or (iv) the commencement of any administrative actions by the board of pharmacy of any state seeking to suspend, revoke or otherwise restrict the ability of any of the Company’s distribution facilities or businesses to distribute or dispense pharmaceuticals in such state); changes in U.S. government policies (including reimbursement changes arising from federal legislation, including the Medicare Modernization Act and the Deficit Reduction Act of 2005); changes in regulatory or clinical medical guidelines and/or reimbursement practices for the pharmaceuticals we distribute, including erythropoiesis-
stimulating agents (ESAs) used to treat anemia patients; price inflation in branded pharmaceuticals and price deflation in generics; the inability of the Company to successfully complete any transaction that the Company may wish to pursue from time to time; fluctuations in market interest rates; operational or control issues arising from the Company’s outsourcing of information technology activities; success of integration, restructuring or systems initiatives; fluctuations in the U.S. dollar -
Canadian dollar exchange rate and other foreign exchange rates; economic, business, competitive and/or regulatory developments in Canada, the United Kingdom and elsewhere outside of the United States; acquisition of businesses that do not perform as we expect or that are difficult for us to integrate or control; any operating problems and/or cost overruns that may be associated with the implementation of an enterprise resource planning system; changes in tax legislation or adverse resolution of challenges to our tax positions; and other economic, business, competitive, legal, tax, regulatory and/or operational factors affecting the business of the Company generally.  Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth
(i) in Item 1A (Risk Factors) in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007 and elsewhere in that report and (ii) in other reports filed by the Company pursuant to the Securities Exchange Act of 1934.

Focused on Growing Pharmaceutical
Channel
–
Demographics
–
New Bio-Tech, Specialty Products
–
Generics
Positioned in Channel for Growth
–
Customer mix favors generics
–
Specialty/biotech strength
–
Completed Distribution Network
Steady As We Grow

5 Right Investments for Future Growth Acquisitions ERP Business Transformation Future Looks Bright Steady As We Grow

Dave Yost
President &                               33
Chief Executive Officer
Terry Haas
Executive Vice President,        20
Chief Integration Officer
Steve Collis
Executive Vice President         13
& President ABSG
Mike DiCandilo
Executive Vice President         17
& Chief Financial Officer
Today’s Speakers
Years
Years
ABC
ABC

7 GAAP Diluted EPS from Continuing Operations Steady As We Grow $1.06 $1.57 $1.95 $2.06 $1.37 $2.26 $2.63 FY01 FY02 FY03 FY04 FY05 FY06 FY07

8 Focused Organization Steady As We Grow AmerisourceBergen ABC Drug Corporation ABC Specialty Group ABPG PMSI Bellco

9 Anchored in Distribution Differentiated with Services ABDC Retail Institutional PMSI PBM Mail/Rx MS&E ABPG AHP Anderson Brecon Steady As We Grow Bellco ABSG Oncology ASD Besse Lash ICS Xcenda MSA

Primary Growth Drivers
Steady As We Grow
Specialty Drugs
Oncology
Physician
administered
Services
–
Manufacturers
–
Physicians
Generics
Growing Market
Customer mix
advantage
Differentiated offer
Services
–
Manufacturers
–
Dispensers
Global Opportunities

11 AMP Anemia Drugs—ESAs Political Climate – Presidential Election – Importation New Block Buster Products Slower Industry Growth Steady As We Grow Industry Issues

Steady As We Grow
Medicaid reimbursement formula for Generics
Controversy: Definition/Market price availability
Effective date: January 31, 2008
Potential Remedies
–
Increased dispensing fees in states
–
Federal legislative action (change/delay)
–
CMS redefinition
–
Legal remedy
Independents/Retail Chains: Resilient!
AMP (Average Manufacturer's Price)

Current impact: Oncology
FDA “black box”
warning
Issues:
–
CMS (July)- no payment in patients with
hemoglobin > 10 gm/deciliter
–
Increased blood transfusions
–
Debate continues
Anniversary Impact Summer 2008
Steady As We Grow
Anemia Drugs—ESAs

14 Steady As We Grow … Generics

Servicing Manufacturers & Providers
Steady As We Grow
Generic
Manufacturers
Market access
Speed to market
Data exchange
Healthcare
Providers
Quick availability
Best value generics
Support Programs
Sold as part of
portfolio

Top 3 Patent Expirations
–
Altace $0.9 Billion
–
Fosamax $1.9 Billion
–
Risperdal $2.4 Billion
Unexpected Product Conversions
–
ie. Plavix
Unexpected Timing
–
ie. Topamax
Generic Opportunity CY2008
Steady As We Grow

1. Two players in 6-month exclusivity period
2. Limited players with hard-to-make drug
3. One player in 6-month exclusivity period
4. Multiple players in easy-to-make drug
ABC Generic Opportunity
Steady As We Grow

Generic Profitability
Steady As We Grow
Selling Price
Gross Margin
Gross Profit Dollars
Handling Costs
Accounts Payable
Receivable
Working Capital
Returns on Capital
Generic
$20
15%+
$3.00+
Same
Negotiable
$20
Lower
Higher
Brand Name
$100
3%
$3.00
Same
30 days
$100
Higher
Lower

Continued Compliance Activities
– Bellco’s Generic Telemarketing
– Contract Requirements
Emerging Market Sourcing
– Increasing sourcing in FY 2007 & FY 2008
Supply Chain Data Exchange
Generic Leverage
Steady As We Grow

ABC will be the leading
distributor of branded
pharmaceuticals and related
services
ABC will be the leading
distributor of generic
pharmaceuticals and related
services
ABC will be the packager of
choice for pharmaceutical
manufacturers
ABC will be the leading
distributor of specialty
pharmaceutical products and
related services
Related Services = Key Differentiator
ABC Strategic Focus

Trent
Asenda
Rep-Pharm
Health Advocates
Bellco Health
NMCR
IgG America
AMD
Xcenda
FY 06 , FY 07, FY 08 YTD
Acquisitions
Brecon
Acquisition Strategy
ABC will be the leading wholesale distributor of
generic pharmaceuticals and related services
ABC will be the leading wholesale distributor of
branded pharmaceuticals and related services
ABC will be the leading distributor of specialty
pharmaceutical products and related services
ABC will be the packager of choice for
pharmaceutical manufacturers

22 Steady As We Grow … AmerisourceBergen Drug Corporation

23 Manufacturers – Distribution – Receivables – Speed to Market – Data Services Retail Healthcare Providers Institutional Healthcare Providers ABDC Customers Steady As We Grow

Retail Chain Healthcare Providers
– Regional Drugstore Chains
– Food/Drug Combination
– National Drugstore Chains
Smaller Community Providers
– Community Independent Pharmacies
– Apothecary Shops
Retail Customers
Steady As We Grow

Independents are sizable
More than $84 billion in revenue marketplace
$3.6 million in sales per pharmacy annually
41% of retail prescriptions annually
Average independent owns 1.7 pharmacies
Services to patients
91% provide nutrition counseling
86% deliver to homes
79% do compounding
Community Independents
Steady As We Grow

Good Neighbor Pharmacy
®
:  2,800 stores
GNP Provider Network
™
:  5,000 stores – 3
rd
Largest
Diabetes Shoppe
®
:  1,000 stores
Private Label Products:  700 SKUs
PRxO
®
Generics:  5,700 SKUs
Patient management programs
Business Coaching
Promotional Programs
Retail Services
Steady As We Grow

27 Hospital Systems Dialysis Clinics PBMs & other Mail Order Facilities Nursing Home Pharmacies Dept. of Defense/ other Gov’t Agencies Institutional Customers Steady As We Grow

28 CareRx – Improving pharmaceutical clinical care SupplyRx – Improving supply chain performance CommunityRx – Improving pharmaceutical community care Institutional Services Steady As We Grow

ABDC Improved Model
Steady As We Grow
Number DCs
Purchasing Paradigm
Inventory
Cost Per Warehouse Line
Focus
Now/2007
26
Fee for Service
27 days
Lower
Transformation
Then/2001
56
Buy & Hold
53 days
Low
Optimiz
®

30 Steady As We Grow … The Leaders that Make It Happen

Terry Haas Executive Vice President and Chief Integration Officer

Integration Office Responsibilities
• Implement a Business Transformation Program
patterned after the successful Optimiz
®
Program
• Integrate recent Bellco Drug acquisition into
AmerisourceBergen
• Drug Distribution Network Optimization

ABDC Optimiz Program
DC Consolidations
DC Consolidations
PkMS
PkMS
Implementations
Implementations¹
1
Greenfield Builds
Greenfield Builds
Engineered
Engineered
Standards
Standards
Implementations
Implementations²
2
DC Reworks
DC Reworks
32
20
6
14
7
Transportation Outsourcing
Transportation Outsourcing 25
Completed
1
More than 95% of all customer volume will be managed and
processed using PkMS by end of FY08
2
More than 80% of all warehouse activity will be covered under engineered standards program by end of FY08

Bellco Drug Integration
• Founded in 1955
• Fiscal 2007 sales of $2.1 billion
• 3 facilities
• 270 employees
• 1,500 retail and institutional pharmacy customers
• 1,950 free-standing dialysis center customers
• 4,100 ship-to locations with a national footprint

Bellco Drug Integration
Web-based clinical
data collection,
reporting & bench-
marking technology
platform
Full-line, full-
service drug
wholesaler focused
on metro NY/NJ
Leading national
generic telesales
organization
Established
national dialysis
distributor
Nation’s largest
dedicated dialysis
GPO with 44%
market share

Bellco Drug Integration
Strategic go-to-
market plans for
each Bellco
entity integrated
with ABC
Operational
execution of
go-to-market
plans
Deal
Close
10/1/07
Integration
Office &
Integration
Plans
established
Key Associate
Retention &
Succession
Planning
Developed
combined
Metro NY
Area market
strategy
Validated
synergies
across all
Bellco entities
Generic
Procurement
Cut-Over from
to PRxOGen
12/11/07

ABC Business Transformation
What it Is
•
ERP enabled Business
Transformation
•
Targeted at end-to-end business
processes outside of distribution
centers
•
Extension of the Optimiz program to
other parts of the business
•
Creation of a robust and scalable
business platform
•
Efficiency and ease of doing
business focused
•
Catalyst for growth
What it Is Not
A software
implementation
targeting marginal
process improvement

38 ERP Enabled ABC Business Transformation Program Focus Develop and deploy enhanced capabilities in all areas of ABC’s business and infrastructure ABC Customers Suppliers

ABC Business Transformation
Program Focus
• IT processes and infrastructure
• Back office processes
• Business unit integration / coordination
• Suppliers
• Customers
Self Service
• Acquisition integration
• Partner connectivity
• Transforming data to information
• Marketable information assets
Operational Efficiencies driven
by Best Practices
Ease of Doing Business
Engine for Growth
Step Function Change for
Business Intelligence
ERP Enabled
ERP Enabled
ERP Enabled
ERP Enabled
ABC
ABC
Customers
Customers
Suppliers
Suppliers
ABC
ABC
Customers
Customers
Suppliers
Suppliers

ABC Business Transformation
Expected Outcomes
IT Cost
IT Cost
IT Complexity
IT Complexity
IT Flexibility
IT Flexibility
Data Quality
Data Quality
Informatics Opportunities
Informatics Opportunities
Market Flexibility
Market Flexibility
Track & Trace Readiness
Track & Trace Readiness
Customer Experience
Customer Experience
Supplier Experience
Supplier Experience
Process Connectivity
Process Connectivity
Business Unit Integration
Business Unit Integration
Asset Efficiency
Asset Efficiency
Associate Productivity
Associate Productivity
Resource Requirements
Resource Requirements
ERP Enabled
ERP Enabled
ERP Enabled
ERP Enabled
ABC
ABC
Customers
Customers
Suppliers
Suppliers
ABC
ABC
Customers
Customers
Suppliers
Suppliers

ABC Business Transformation
Phase 1
Planning &
Requirements
Phase 2
Software
Selection
Phase 3
Implementation
• Process Improvement/
Business Requirements
• Software Requirements
• Organizational
Implications
• Business Case
Finalization
• RFP
• Supplier Selection
• Negotiation
• Solution Design
• Configuration,
Development, Testing
• End User Training
• Benefit Tracking
• Phased
Implementations
• Benefit Tracking
Organizational Change Management
Program Management
Technical Architecture
Phase 4
Wave
Deployment
Our Approach – Doing It Right
Current Phase
ERP Enabled
ERP Enabled
ERP Enabled
ERP Enabled
ABC
ABC
Customers
Customers
Suppliers
Suppliers
ABC
ABC
Customers
Customers
Suppliers
Suppliers

ABC Business Transformation
Results Expected to Mirror Optimiz Program
ERP Enabled
ERP Enabled
ERP Enabled
ERP Enabled
ABC
ABC
Customers
Customers
Suppliers
Suppliers
ABC
ABC
Customers
Customers
Suppliers
Suppliers
3-5 year time frame
Finalizing business case
Within long term guidance
Benefits back-end loaded

ABC Business Transformation
Enhancing ABC’s proven ability to deliver value to
customers, suppliers, and shareholders through continuous
improvement initiatives
Utilizing the same approach and disciplines developed for
the Optimiz Program
Resources from the Optimiz Program redeployed and
already in full-time Business Transformation roles
Broad and deep organizational leadership and commitment
to deliver expected results
Key Takeaways
ERP Enabled
ERP Enabled
ERP Enabled
ERP Enabled
ABC
ABC
Customers
Customers
Suppliers
Suppliers
ABC
ABC
Customers
Customers
Suppliers
Suppliers

44 ERP Enabled ABC Business Transformation Program Focus Develop and deploy enhanced capabilities in all areas of ABC’s business and infrastructure ABC Customers Suppliers

Steve Collis Executive Vice President & President, AmerisourceBergen Specialty Group (ABSG)

Specialty Group
Distribution & Services to Physicians
Specialty Product Distribution & Services
Biotech Commercialization Services
2,600 associates
Steady As We Grow
• Oncology
• Infusion services
• Outsourced logistics
• Plasma-derivative products
• Biotech products
• Nursing support
• Reimbursement mgt
Market Leadership

47 Steady As We Grow Integrated Offerings

48 Oncology Revenue as a Share of $12 Billion Specialty Business Oncology Revenue Non-oncology Revenue Steady As We Grow

Rapidly Growing Oncology Market
Oncology treatments to exceed $45 billion
in U.S in 2008
Global oncology market is to grow at twice
the pace of overall pharmaceutical market
32% of 2006 FDA new drugs submissions
Steady As We Grow

50 Oncology Market Share Leader Steady As We Grow All Competitors Market Share of Key Oncology Products ( 40%) Specialty Group Market Share of Key Oncology Products ( 60%) Source: ABC estimates

Largest U.S. Oncology Distributor and
Physician Services Organization
4,600+ Community-Based Oncologists
–
More than half of all community-based
oncologists in the United States
Large Practice Program (LPP)
–
156 practices and growing
–
$3+ billion in chemotherapy sales in FY07
–
LPP larger than any other oncology GPO
Steady As We Grow

52 New Specialty Distribution Center in Dothan, AL Expanding to Meet Growth Steady As We Grow

Anemia Market Challenge
ESA (Aranesp ® and Procrit ® ) usage guidelines
revised downward by CMS
Degree to which commercial payers follow
CMS yet to play out
Epogen ® appears to be less impacted
Government affairs work continues through
SBDA
Steady As We Grow

Dialysis/Nephrology
Second Largest ABSG Distribution Business
With Bellco, ABC has large market share in Dialysis
ASD Healthcare (distribution) and INN (GPO)
Combine with Bellco Unit
–
ASD Healthcare/INN serve pre-dialysis and chronic
kidney disease market, Bellco businesses focus
exclusively on dialysis
–
AMD – Distribution
–
DPA – GPO
–
CORA - Informatics
Steady As We Grow

Distribution Achievements
Besse Medical
•
Largest Market Share in Ophthalmology
•
$1+ Billion Revenue in FY2007
ASD Healthcare
•
Amerinet’s 2007 Supplier Performance Award
•
Launched Version 2 of Cubixx, specialty
pharmaceutical product consignment cabinet
Steady As We Grow

Distribution Achievements
ICS
•
Captured Largest Market Share For Large
Biotech’s Controlled Distribution
•
Customized Distribution for an MS
Therapy Biologic with Mandated FDA
RiskMap to Monitor Product Access
•
Strong Revenue Growth
Steady As We Grow

Pharma & Specialty Services
Xcenda Portfolio Focused on Consulting
–
Leading pharmacoeconomic and health outcomes
consulting company
–
More than 130 professionals (PhD, PharmD, MPH)
linking the clinical and economic value of treatments for
pharma and biotech companies
–
Integrates Lash Group consulting and Managed Care
Network (MCN) with Xcenda’s existing services to
create a more complete service offering
Steady As We Grow

Pharma & Specialty Services
Lash Group’s Current Focus
–
Reimbursement support
–
Patient management services
–
Integrated services that combine capabilities
with other Specialty Group companies,
including US Bioservices
IT integration to support cost efficiencies, as
well as new, innovative service models, such
as Fast Track program
Steady As We Grow

Integrated Services – Fast Track
ABSG
Fast Track
SP Referral
ABSG
Fast Track
SP Referral
Specialty Group
Fast Track
Specialty
Pharmacy
Referral
Referral to central hub
to expedite patient start
Nursing Services
Reimbursement
& PAP to seamlessly
address exceptions
• Automated BV
• Coordinated
dispense
Combines expertise of Lash Group and
US Bioservices
Steady As We Grow

New Informatics Platform
Capitalizes on elements no competitor
can match:
–
Specialty segment market underserved
–
Volume of data on how products are sold,
distributed, administered and reimbursed
–
Ability to deploy resources from across
business units to create integrated solutions
for manufacturers, physicians, and managed
care companies
Steady As We Grow

New Informatics Platform
Solutions will provide unprecedented
market insight into how and why a product
is used
–
Helps manufacturers with product decisions
–
Allows provider organizations to track product
usage against patient treatment data
–
Provides practice-level data via Practice
Analyzer, embedded in physician network
member practices
Steady As We Grow

ION Practice Analyzer
Uses practice’s EMR, lab and practice management
systems to track cost-effectiveness and adherence to
therapy guidelines
Saves practice valuable time by automating data
extraction and performing calculations based upon a
patient’s data
Enables analysis of the patient’s dosages and treatment
course for an informed medical decision
Feedback from pharma indicates that data will be unlike
anything in the industry today
Steady As We Grow

ABSG Summary
Specialty Group delivers comprehensive
solutions of market-leading quality
VALUE
Multiple options for customers to achieve
their desired end result
ALTERNATIVES
Scalable, flexible infrastructure adds real
value to solutions
TECHNOLOGY
Tangible benefits result from portfolio of
companies
SYNERGIES
#1 or #2 in all markets
SCALE
Covers virtually all specialty and biotech
categories
RELATIONSHIPS
Reach into channel via multiple platforms
CHANNEL

Mike DiCandilo Executive Vice President & Chief Financial Officer

65 Steady As We Grow … AmerisourceBergen Packaging Group (ABPG)

ABPG Capabilities
Three operating companies
13 facilities totaling 1.5 Million sq ft
1,600 employees
Over 150 packaging lines
Strong regulatory compliance profiles
22 product launches in FY07
Preferred supplier to top global brand
manufacturers and preferred relationships with
large segment of generics manufacturers
Steady As We Grow

ABPG Growth Drivers
Large pharmaceutical manufacturers
rationalizing supply chain
Packaging economics favor outsourcing
Packaging is a key product differentiator
Providers asking for special packaging to
reduce costs/help patients
Steady As We Grow

APBG Business Units
Anderson
Packaging
American Health
Packaging
Brecon
Pharmaceuticals
Continue to grow by
capitalizing on
manufacturer
outsourcing trend
Add proprietary
package formats
Add complementary
packaging capabilities
Key Customers:
Large Branded
Mid-size / Small /
Virtual Branded
Specialty / Biotech
Evolving to more
specialized services
Partner to market /
differentiate products
Coordinate with ABDC
marketing programs
Key Customers:
Large Generic
Mid-size / Small
Generic
Pharmacies
One of the top
pharmaceutical contract
packagers in the UK,
serving Europe
Clinical trial and
commercial packaging
Platform for European
expansion
Key Customers:
Large Branded
Mid-size / Small /
Virtual Branded
Specialty / Biotech

69 Recently Launched

ABPG Take Aways
Packager of choice for global pharma
A leading international pharmaceutical packaging
service provider
Industry leading franchise in patient compliance
packaging and other unique formats specific to
local markets
Excellence in regulatory, quality, execution,
innovation and continuous improvement.

71 Steady As We Grow … PMSI

PMSI Business Overview
Largest U.S. provider  of pharmacy and specialty
managed care products and services for the workers’
compensation and catastrophically injured population
30 plus years of industry leadership, knowledge, and
experience
PMSI
(Rx Mail Fulfillment)
MS&E
(Medical Services
and Equipment)
MSA
(Medicare Set Aside
Services)
Tmesys
(PBM)
PMSI
Steady As We Grow

PMSI Top Customers
Steady As We Grow
• Hartford
• CNA
• AIG
• Liberty Mutual
P&C Insurance Carriers
• Broadspire
• ESIS
Third Party Administrators
• State Fund of CA (SCIF)
• State Fund of AZ
State & Local Government/Employers
• PMA
• Farmers
• Southwest Airlines
• Specialty Risk Services (SRS)
• Gallagher Bassett

Workers Compensation Market
PMSI has market leading position in pharmacy and
specialty managed care services
Favorable industry trends – Growing mid-single digits
Fragmented industry, opportunity for market share
expansion
– Smaller competitors financially challenged and under-funded
Attractive financial metrics
– Strong operating margins – sustainable range from 7% to 9%
– Low committed capital requirements
Steady As We Grow

Challenges Impacting Recent
PMSI Performance
Recent customer losses
– Attractive market drew new players
– New players leveraged technology
Pricing compression
– New market entrants attempting to garner share
– Regulatory pressure on reimbursements
Significant investment in people and technology to
address infrastructure & customer issues and restore
growth
Steady As We Grow

Turn-Around Efforts Firmly Underway
Transition to new mgt team completed Q1’07
Reorganized sales and customer relationship
management functions (account services)
Successfully integrated Health Advocates
Several key technology enhancement initiatives
underway
– Optifil pharmacy automation; MailRx, mail processing software;
CRM; Vital-Point, web portal
Initiated major cost cutting program Q1 FY 2008
– Expected annual savings of $9 Million
Steady As We Grow

Key PMSI Takeaways
Legacy issues impacting performance will
continue in FY 2008
– Expect operating profit and revenue to be flat to down vs. FY
2007
Significant investments in people and
technology are underway
– New management team made solid progress in FY 2007
– Expect full impact to materialize in FY 2009
– Target operating margins of 7% to 9%
Favorable market trends & market-leading
position

78 Steady As We Grow … Financial Review

EPS growth of 15%
Revenue growth with market
Operating margin expansion
ROIC > WACC
Free cash flow approximates net income
Minimum 30% of free cash returned to
shareholders
Steady As We Grow
Long Term Financial Goals

Diluted EPS from continuing operations
of $2.63, up 16% / $2.54 ex items, up 18%
Record operating revenue of $61.7 billion, up 9%
Pharmaceutical Distribution Operating Income
grew 14%, up 5 bps
ROIC > WACC
Free cash flow 232% of net income
Returns to shareholders >100% of free cash flow
Met or Exceeded Long-Term Goals
Steady As We Grow
Fiscal Year 2007 Results

Fiscal Year 2007 Baseline EPS*
*EPS from continuing operations.  Note certain totals will not add due to rounding.
$2.46 $(0.08) $(0.09) $2.63
FY07
$0.60 $(0.01) $(0.03) $0.63 Q4
$0.58 $(0.02) $(0.09) $0.69 Q3
$0.65 $(0.02) $0.00 $0.68
Q2
$0.62 $(0.03) $0.02 $0.63
Q1
Total LTC
Special
Items Reported
Steady As We Grow
+ + =

Steady As We Grow
Fiscal Year 2008 Targets
Diluted EPS of $2.77-$2.95, up 13-20% over baseline
Operating revenue growth of 5% to 7%
Operating margin expansion – single digit basis points
ROIC > WACC
Free cash flow of $450 to $525 Million
– Includes CapEx of $125 Million
Repurchase $400 Million to $500 Million of shares
– Interest expense up significantly
– Average shares down 10%
Meets or Exceeds Long-Term Goals

Fiscal Year 2008 Targets
Revenue Growth and Operating Margin by Business Unit
Total Revenue Growth 5% - 7%
Pharmaceutical
Distribution
% of Total
Segment
Revenue
Revenue
Growth
ABDC
ABSG
Bellco
ABPG
100%
4% - 6%
-5% - 0%
N/A
10% - 15%
Other
76% - 80%
17% - 19%
3%
1/2%
PMSI Flat to Down
Operating
Margin Range
1.10% - 1.15%
1.70% - 1.80%
0.45% - 0.50%
10% - 12%
5% - 6%
Steady As We Grow

1Q FY 2008 Guidance
$0.62 EPS – Comparable to ’07
Revenue growth below 5%-7% annual range
–
Difficult Anemia Drug Comparison
–
OTN Acquisition by a Competitor
–
CVS/PharmaCare Jan ’07 Termination
Price Increase shift 1Q        2Q
Light Flu season
Fewer Generic Launches than 1QFY07
Steady As We Grow

What’s Available?
$1.1 billion of cash and short-term investments
@ 9/30/07 ($700 million available)
Free Cash Flow of $450-$525 million expected for FY08
Total available for investment $1.1-$1.2 billion, excluding
additional borrowing capacity
Where to deploy?
Bellco $181 million
$697 million available under share repurchase program at 9/30/07
$400-$500 million expected to be repurchased in FY08
Dividend increased 50% to approximately $50 million
$400-$500 million available for further investment
Significant Financial Flexibility
Fiscal 2008 Capital Deployment
Steady As We Grow

86 Steady As We Grow •Focused on Growing Pharmaceutical Channel •Positioned in Channel for Growth •Right Investments for Future Growth

87 Question & Answer Steady As We Grow